                                                                   Exhibit 10.23

                       THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("this Amendment"), executed as of December 31, 1998, is by and among PEGASUS MEDIA & COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"); the undersigned financial institutions, in their capacities as "Lenders" under the Credit Agreement referred to below, and being the "Required Lenders", as defined in the Credit Agreement, for purposes of this Amendment (the "Required Lenders"); and BANKERS TRUST COMPANY, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Lenders and the Agent are parties to a Credit Agreement dated as of December 10, 1997, as amended pursuant to a First Amendment to Credit Agreement dated as of March 10, 1998 and a Second Amendment to Credit Agreement dated as of August 3, 1998 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

         B. On November 30, 1998, the Parent issued and sold its 93/4% Senior Notes due 2006 in the aggregate principal amount of $100,000,000, issued pursuant to an Indenture dated as of such date between the Parent and First Union National Bank, as trustee. In connection with the sale of the New PCC Senior Notes, the Parent prepared and circulated an Offering Memorandum dated November 24, 1998, setting forth information regarding the Parent, the Borrower and its Subsidiaries and the New PCC Senior Notes.

         C. Approximately $95,000,000 of the gross proceeds of the Offering has been or, simultaneously with the execution of this Amendment, will be contributed to the equity capital of the Borrower to retire existing indebtedness of the Borrower to the Lenders and to finance the acquisition of a cable system serving Aguadilla, Puerto Rico and neighboring communities (the "Aguadilla Acquisition"), certain pending DBS Acquisitions and working capital.

         D. The Borrower has requested the amendment of the Credit Agreement to
(1) permit dividends by the Borrower to the Parent to finance interest payable under such Senior Notes, (2) revise the calculation of Adjusted Fixed Charges under Section 5.03 of the Credit Agreement, (3) revise the Fixed Charges and Subscriber Acquisition Cost covenants in Sections 5.03 and 5.04 of the Credit Agreement and (4) permit the Aguadilla Acquisition.

         E. Subject to certain terms and conditions, the Agent and the Required Lenders are willing to agree to such requests, concurrently with the execution of this Amendment.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         I. Amendments to Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Section IV below, the Agent and the Required Lenders hereby agree with the Borrower as follows:
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         A.       Definitions.

                  1. Article XI of the Credit Agreement is amended by adding thereto, in appropriate alphabetical location, the following new definitions:

         New PCC Senior Notes. The Parent's 93/4% Senior Notes due 2006 in the aggregate principal amount of $100,000,000, issued pursuant to the New PCC Indenture.

         New PCC Indenture. The Indenture dated as of November 30, 1998 between the Parent and First Union National Bank, as trustee.

         New Offering Memorandum. The Offering Memorandum dated November 24, 1998, and setting forth information regarding the Parent, the Borrower and its Subsidiaries and the New PCC Senior Notes.

                  2. Article XI of the Credit Agreement is further amended by deleting the second reference to "SAC Payments" from clause (m) of the definition of "Permitted Investments" and substituting therefor the term "SAC Commissions"

         B.       Fixed Charges, Subscriber Acquisition Costs; Etc.

                  1. Article XI of the Credit Agreement is further amended by deleting the definitions of Adjusted Fixed Charges and Subordinated Debt and substituting therefor the following:

         Adjusted Fixed Charges. For any period of four (4) fiscal quarters, the sum of (a) Subscriber Acquisition Costs for any such four quarter period ending on or after March 31, 2001; (b) Total Debt Service for such period (excluding (i) payments of principal in respect of Permitted Seller Debt and Permitted Seller Subordinated Debt and (ii) voluntary prepayments of the Notes); (c) Capital Expenditures made by the Companies during such period; and (d) all other distributions and other payments made to the Parent under Section 5.05 or otherwise (excluding dividends and distributions made by the Borrower to the Parent as permitted under Section 5.05(b)(vii)).

         Subordinated Debt. (a) Indebtedness of the Borrower and any of its Subsidiaries to the Subordinated Noteholders under the Subordinated Indenture and the Subordinated Notes, (b) Permitted Seller Subordinated Debt and (c) any Indebtedness which is subject to an Affiliate Subordination Agreement.

                  2. Section 5.03 of the Credit Agreement is amended by deleting the Table contained therein and substituting therefor the following:


                                    Quarter End                  Minimum Ratio
                                    -----------                  -------------

         December 31, 1998 and March 31, 1999                      1.00:1.00
         June 30, 1999 through September 30, 1999                  1.05:1.00
         December 31, 1999 through March 31, 2000                  1.15:1.00
         June 30, 2000 through September 30, 2000                  1.20:1.00
         December 31, 2000                                         1.25:1.00
         March 31 through December 31, 2001                        1.05:1.00
         March 31, 2002 and each quarter end                       1.10:1.00
          thereafter

                  3. Section 5.04 of the Credit Agreement is amended by adding the following at the end thereof:

         Not permit the Average Subscriber Acquisition Cost for any period of four (4) consecutive fiscal quarters ended on or after December 31, 1998 through and including December 31, 2000 to exceed the following:

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                                                           Maximum Subscriber
                          Four Quarter Period Ended         Acquisition Cost
                          -------------------------        ------------------

         December 31, 1998                                      $550
         March 31, 1999                                         $600
         June 30, 1999                                          $650
         September 30, 1999                                     $700
         December 31, 1999                                      $750
         March 31, 2000                                         $770
         June 30, 2000                                          $790
         September 30, 2000                                     $810
         December 31, 2000                                      $825

         D. Restricted Payments. Section 5.05 of the Credit Agreement is amended by adding a new paragraph (b)(ix) at the end thereof reading in its entirety as follows:

         (ix) The Borrower may pay annual or semi-annual dividends or distributions to the Parent solely for the purpose of financing interest due and payable under the New PCC Senior Notes, provided that no Default shall exist as of the date of the proposed payment or after giving effect thereto.

         E. No Further Amendments. Except for such amendments, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and is hereby ratified and confirmed by the Borrower.

         F. Consent to Aguadilla Acquisition. As provided in clause (a) of the definition of "Permitted Acquisitions" set forth in the Credit Agreement, the Required Lenders hereby approve the Aguadilla Acquisition, subject to compliance with all of the conditions thereto set forth in such definition and in other provisions of the Loan Documents and provided that the aggregate purchase price paid in connection therewith shall not exceed $42,000,000, plus customary prorations and adjustments.

         II. Waiver. The Borrower has applied $65,000,000 of the Equity Proceeds to repay principal under the Notes and has requested that it be permitted to retain the balance of the Equity Proceeds for use as contemplated in Recital C above. The Lenders hereby agree to such request and waive the application of
Section 1.06(d) to such portion of the Equity Proceeds. The foregoing waiver is limited to its express terms

         III. Representations, Warranties and Covenants of the Borrower. The Borrower hereby represents and warrants to, and covenants and agrees with, the Lenders that:

         A. The execution and delivery of this Amendment have been duly authorized by all requisite corporate action on the part of the Borrower.

         B. After giving effect to this Amendment, all warranties and representations set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent they expressly relate to an earlier specified date or are affected by transactions or events occurring after the Closing Date and permitted or not prohibited under the Credit Agreement).

         C. As of the date hereof and since the Closing Date, no event or circumstance has occurred which has had or could have a Material Adverse Effect.

         D. After giving effect to this Amendment, no Default has occurred and is continuing.

         E. None of the Borrower or any of its Affiliates is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity (including without limitation the Parent and the Subsidiaries) in connection with or as a condition to the execution, delivery or performance of this Amendment.

         F. This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

         G.       Without limiting the generality of the foregoing,

                  (a) all of the Obligations are permitted under, do not and will not violate, and constitute "Eligible Indebtedness" under, the New PCC Indenture, the New PCC Senior Notes and any and all other instruments and agreements entered into or issued in connection therewith; and

                  (b) the New PCC Senior Notes and the New PCC Indenture are permitted under, and do not and will not violate, the PCC Preferred Stock Designation, the PCC Indenture, the PCC Senior Notes and the Subordinated Debt Documents.

         IV. General Conditions. The willingness of the Agent and the Required Lenders to agree to the foregoing is subject to the condition that the Borrower shall have executed and delivered to the Agent (or shall have caused to be duly executed and delivered to the Agent by the appropriate persons) the following:

         A.       This Amendment.

         B. True and complete copies of any required stockholders' and/or directors' consents and/or resolutions, authorizing the execution and delivery of this Amendment, certified by the Secretary of the appropriate company.

         C. True and complete copies of the New PCC Indenture and of the form of the New PCC Senior Notes.

         D. True and complete copies of the Acquisition Agreement relating to the Aguadilla Acquisition, reflecting terms and conditions consistent with the requirements of the Credit Agreement with respect to Permitted Acquisitions.

         E. Evidence satisfactory to the Agent that at least $95,000,000 of the gross proceeds of the Offering has been contributed to the equity capital of the Borrower.

         F. Any and all such documents, certificates and opinions (including an opinion with respect to the Special Purpose Subsidiary and an opinion with respect to the New PCC Senior Notes and the New PCC Senior Indenture) as the Agent shall reasonably request with respect to this Amendment.

         V.       Miscellaneous.

         A. As provided in the Loan Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment.

         B. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in hand delivery of an original executed counterpart hereof.

                      *The Next Page is the Signature Page*

       IN WITNESS WHEREOF, the Agent, the Borrower and the undersigned Required Lenders have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                             BORROWER:
                             ---------

                             PEGASUS MEDIA & COMMUNICATIONS, INC.


                             By:_____________________________________________
                                  Robert N. Verdecchio, Senior Vice President


                             AGENT:
                             ------

                             BANKERS TRUST COMPANY


                             By:____________________________________
                                  Gregory P. Shefrin, Vice President


                             LENDERS:
                             --------

                             BANKERS TRUST COMPANY


                             By:___________________________________
                                  Gregory P. Shefrin, Vice President





                             BANKBOSTON, N.A.


                             By:____________________________
                             Name:__________________________
                             Title:___________________________

                             BANQUE PARIBAS


                             By:____________________________
                             Name:__________________________
                             Title:_________________________



                             BANK OF MONTREAL, CHICAGO
                             BRANCH


                             By:____________________________
                             Name:__________________________
                             Title:_________________________


                             FLEET NATIONAL BANK


                             By:_____________________________
                             Name:__________________________
                             Title:___________________________

                             IBJ SCHRODER BANK & TRUST
                             COMPANY


                             By:_________________________________
                             Name:_______________________________
                             Title:_______________________________



                             MEESPIERSON CAPITAL CORP.


                             By:______________________________
                             Name:____________________________
                             Title:_____________________________





                             STATE STREET BANK AND TRUST
                             COMPANY


                             By:_________________________________
                             Name:_______________________________
                             Title:________________________________




                             COMPAGNIE FINANCIERE DE CIC
                             ET DE L'UNION EUROPEENNE


                             By:______________________________
                             Name:____________________________
                             Title:_____________________________



                             UNION BANK OF CALIFORNIA


                             By:______________________________
                             Name:____________________________
                             Title:_____________________________